                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A



                                 CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)     June 30, 1994
                                                -------------------------------


                          IRT Property Company
- - --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Georgia                       1-7859            58-1366611
- - --------------------------------------------------------------------------------
(State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)              File Number)       Identification No.)



200 Galleria Parkway, Suite 1400, Atlanta, GA             30339
- - --------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code  (404) 955-4406
                                                  -----------------------------

                                     N/A
- - --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

                                AMENDMENT NO. 1


         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its June 30, 1994 Report on Form 8-K filed on July 14, 1994 as set forth in the pages attached hereto:

         1.      Financial Statements.

                 Combined statement of revenues and certain continuing expenses of the two shopping centers listed below for the year ended December 31, 1993 (audited) and for the three months ended March 31, 1994 (unaudited).

                          Countryside Shops, Cooper City, Florida
                          Westgate Square, Sunrise, Florida

         2.      Pro Forma Financial Information (Unaudited).

                 a. Pro forma combined balance sheet of the Registrant as of March 31, 1994 and pro forma statements of earnings of the Registrant for the year ended December 31, 1993 and the three months ended March 31, 1994.

                 b. Estimated pro forma earnings from operations and funds from operations of the two shopping centers.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  IRT PROPERTY COMPANY
                                                  --------------------



Date:   August 1, 1994                            By:/s/Mary M. Thomas
       ----------------                              --------------------------
                                                     Mary M. Thomas
                                                     Executive Vice President &
                                                     Chief Financial Officer

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders of
IRT Property Company:


We have audited the accompanying combined statement of revenues and certain continuing expenses of the two shopping centers identified in Note 1 of the notes to the combined statement of revenues and certain continuing expenses for the year ended December 31, 1993. This financial statement is the responsibility of the management of the shopping centers. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain continuing expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of IRT Property Company, as described in Note 1, and is not intended to be a complete presentation of the two shopping centers' revenues and expenses.

In our opinion, the combined statement of revenues and certain continuing expenses referred to above presents fairly, in all material respects, the revenues and certain continuing expenses of the two shopping centers for the year ended December 31, 1993 in conformity with generally accepted accounting principles.




                             ARTHUR ANDERSEN & CO.



Atlanta, Georgia
June 22, 1994

                              IRT PROPERTY COMPANY


                      COMBINED STATEMENTS OF REVENUES AND

                          CERTAIN CONTINUING EXPENSES

                    FOR THE YEAR ENDED DECEMBER 31, 1993 AND

               THE THREE MONTHS ENDED MARCH 31, 1994 (UNAUDITED)





                                                 1993                        1994
                                                 ----                        ----
                                                                          (Unaudited)
 REVENUES:
   Base Rent                                  $2,451,329                   $628,701
   Percentage rent                                36,458                          0
   Expense recoveries                            712,906                    191,697
                                               ---------                    -------
     Total revenues                            3,200,693                    820,398
                                               ---------                    -------

 CERTAIN CONTINUING EXPENSES:
   Property taxes                                441,262                    115,418
   Common area maintenance                       385,544                    109,516
   Management fees                                99,511                     25,148
   Insurance                                      43,131                     10,783
   Other                                          14,344                      5,619
                                               ---------                    -------

     Total certain continuing
      expenses                                   983,792                    266,484
                                               ---------                    -------
 REVENUES IN EXCESS OF CERTAIN
   CONTINUING EXPENSES                        $2,216,901                   $553,914
                                               =========                    =======





              The accompanying notes are an integral part of these
                              combined statements.

                              IRT PROPERTY COMPANY

                  NOTES TO COMBINED STATEMENTS OF REVENUES AND

                          CERTAIN CONTINUING EXPENSES

                    FOR THE YEAR ENDED DECEMBER 31, 1993 AND

               THE THREE MONTHS ENDED MARCH 31, 1994 (UNAUDITED)


  1.     GENERAL

         On May 31, 1994, IRT Property Company ("IRT" or the "Company"), a real estate investment trust, entered into a contract to purchase two shopping centers owned by Countryside Shops and Westgate Square, Florida general partnerships with common partners. The two shopping centers are managed by Southeast Shopping Center Corporation, a related party. Therefore, the accompanying combined statements of revenues and certain continuing expenses include the results of operations of the following two shopping centers (the "properties"):

                 -        Countryside Shops--Cooper City, Florida
                 -        Westgate Square--Sunrise, Florida


  2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Basis of Presentation

         The accompanying combined financial statements are not representative of the actual operations of the shopping centers for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the shopping centers. The Company is not aware of any material factors relating to the shopping centers that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the shopping centers.

         Revenue Recognition

         Expense recoveries are based on common area maintenance, property tax, and insurance expenses, as defined in the leases, and are accrued on a monthly basis. Administrative fees are assessed against applicable tenants to offset the shopping centers' overhead costs and are included in expense recoveries. The accrual of income is suspended if rental payments are delinquent 60 days or more. Percentage rents, based on tenants' sales volumes, are recognized as revenue when earned.

         Management Fees

         Management fees are included in the combined statements of revenues and certain continuing expenses to the extent the charges conform to IRT's current policy of charging 4% of base and percentage rents. Similar fees, based on a different rate, were paid to a related party in 1993.


  3.     TENANT LEASE TERMS

         The properties were leased to various tenants under operating leases that expire at various dates. The occupancy levels during 1993 and other leasing information were as follows:




                                                Percent             Expiration
                                               Occupied                Dates                Expiration
                               Percent         by Anchor             of Anchor            Dates of Other
         Property              Leased           Tenant               Tenants                  Tenants
         --------              -------         ---------            ----------            --------------
 Westgate Square                 94%              47%                  2004                 1994-2001
                                                                       2024

 Countryside Shops               95                54                  2005                 1994-2006

                              IRT Property Company
                        Pro Forma Combined Balance Sheet
                                 March 31, 1994
                                  (Unaudited)


         The following unaudited pro forma combined balance sheet sets forth, on a pro forma basis, the effect of the acquisition by IRT Property Company (the "Company") of two centers, Countryside Shops and Westgate Square, under common control (the "Centers") as if the transaction had been consummated on March 31, 1994.

         This pro forma balance sheet should be read in conjunction with its notes together with the financial statements of the Company included in its 1993 Annual Report to Shareholders and its Report on Form 10-Q for the three-month period ended March 31, 1994.



                                                                            Pro Forma
                                                                           Adjustments          IRT Property
                                                   IRT PROPERTY             Increase          Company Pro Forma
                                                      COMPANY              (Decrease)             Combined
                                                   ------------            -----------        -----------------
 ASSETS
   Real estate investments:
     Rental properties, at cost                     $331,350,472          $ 25,598,906 (a)        $356,949,378
     Less-Accumulated depreciation                   (35,439,213)                                  (35,439,213)
                                                     -----------           -----------             -----------

                                                     295,911,259            25,598,906             321,510,165

   Net investment in direct financing
     leases                                            9,418,797                                     9,418,797
   Mortgage loans, net                                 8,359,160                                     8,359,160
                                                     -----------           -----------             -----------

       Net real estate investments                   313,689,216            25,598,906             339,288,122
   Cash                                               77,811,475           (25,180,103)(b)          52,631,372
   Accrued interest receivable                           732,349                                       732,349
   Prepaid expenses and other assets                   6,958,928               114,185 (b)           7,073,113
                                                     -----------           -----------             -----------

                                                    $399,191,968          $    532,988            $399,724,956
                                                     ===========           ===========             ===========

 LIABILITIES AND SHAREHOLDERS' EQUITY
   Liabilities:
     Mortgage notes payable                         $ 98,415,940                                  $ 98,415,940
     7.3% convertible subordinated
      debentures                                      86,250,000                                    86,250,000
     Accrued interest on debentures                      804,521                                       804,521
     Accrued expenses and other
      liabilities                                      4,103,747          $    532,988 (b)           4,636,735
     Deferred income taxes                             1,122,000                                     1,122,000
                                                     -----------           -----------             -----------

         Total liabilities                           190,696,208               532,988             191,229,196
                                                     -----------           -----------             -----------

   Shareholders' Equity:
     Common Stock                                     25,321,489                                    25,321,489
     Additional paid-in capital                      197,099,558                                   197,099,558
     Cumulative distributions in
 excess of net earnings                              (13,925,287)                                  (13,925,287)
                                                     -----------           -----------             -----------

         Total shareholders' equity                  208,495,760                     0             208,495,760
                                                     -----------           -----------             -----------

                                                    $399,191,968          $    532,988            $399,724,956
                                                     ===========           ===========             ===========

                              IRT PROPERTY COMPANY
                   NOTES TO PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 1994
                                  (Unaudited)



(a)      Additions to Rental Properties

         The increase in real estate investments is based on the initial purchase price plus the estimated costs of acquisition.

                 Initial purchase price                     $25,350,000
                 Estimated costs of acquisition                 248,906
                                                             ----------

                                                            $25,598,906
                                                             ==========


(b)      Changes in Cash and Other Assets and Liabilities

         The $25,180,103 decrease in cash reflects the payment of the purchase price, net of normal prorations, plus costs of acquisition. The increase in prepaid expenses and other assets and in accrued expenses and other liabilities reflect the normal prorations from the sellers.

                              IRT PROPERTY COMPANY
                   PRO FORMA COMBINED STATEMENTS OF EARNINGS
                                  (Unaudited)


         The following unaudited pro forma combined statements of earnings for the year ended December 31, 1993 and the three-month period ended March 31, 1994 have been prepared by combining the consolidated statements of earnings of IRT Property Company (the "Company") with the combined statements of operations, as adjusted, of the Centers for the periods indicated.

         The pro forma combined statements presented below assume that the purchase of the Centers had been consummated as of January 1, 1993.

         The pro forma combined statements of earnings do not necessarily reflect operations as they would have been if IRT had owned the Centers during such periods and should not be deemed to be necessarily indicative of the future results of the Company after the purchase.

         The pro forma combined statements of earnings should be read in conjunction with their notes, together with the combined statement of revenues and certain continuing operating expenses of the Centers for the year ended December 31, 1993, included as an exhibit herein, and the financial statements of the Company included in its 1993 Annual Report to Shareholders and its Report on Form 10-Q for the three-month period ended March 31, 1994.


                          [SCHEDULE ON FOLLOWING PAGE]

                                                                                                           IRT
                                                             Operations of the        Pro Forma         Property
                                                               Countryside &         Adjustments        Company
                                           IRT PROPERTY          Westgate             Increase          Pro Forma
                                              COMPANY            Centers             (Decrease)         Combined
                                             ----------       ---------------        -----------        ---------
 YEAR ENDED DECEMBER 31, 1993
 ----------------------------
 REVENUES:
   Income from rental properties               $41,607,391      $3,200,693                              $44,808,084
   Interest                                      2,257,405                          $  (251,801) (a)      2,005,604
   Interest on direct financing
      leases                                    1,198,115                                                1,198,115
                                                ----------       ---------           ----------          ----------

                                                45,062,911       3,200,693             (251,801)         48,011,803
                                                ----------       ---------           ----------          ----------

 EXPENSES:
   Operating expenses of rental
      properties                                10,022,610         983,792                (d)            11,006,402
   Interest on mortgages                        10,269,423                                               10,269,423
   Interest on debentures                        2,578,387                                                2,578,387
   Interest on indebtedness to
      banks                                        456,835                              698,000  (b)      1,154,835
   Depreciation                                  7,668,797                              442,944  (c)      8,111,741
   General and administrative                    2,294,594                                (d)             2,294,594
                                                ----------       ---------           ----------          ----------

                                                33,290,646         983,792            1,140,944          35,415,382
                                                ----------       ---------           ----------          ----------

     Earnings before gain on sales
      of properties and
      extraordinary items                      $11,772,265      $2,216,901          $(1,392,745)        $12,596,421
                                                ==========       =========           ==========          ==========

 Per share earnings before gain on
   sales of properties and
   extraordinary items                         $      0.52                                              $      0.56
                                                ==========                                               ==========

 Average shares outstanding                     22,457,131                                               22,457,131
                                                ==========                                               ==========


 THREE MONTHS ENDED MARCH 31, 1994
 ---------------------------------

 REVENUES:
   Income from rental properties               $10,646,645      $  820,398                              $11,467,043
   Interest                                        857,844                          $  (201,441) (a)        656,403
   Interest on direct financing
      leases                                       534,310                                                  534,310
                                                ----------       ---------           ----------          ----------

                                                12,038,799         820,398             (201,441)         12,657,756
                                                ----------       ---------           ----------          ----------

 EXPENSES:
   Operating expenses of rental
      properties                                 2,407,360         266,484                (d)             2,673,844
   Interest on mortgages                         2,182,824                                                2,182,824
   Interest on debentures                        1,571,413                                                1,571,413
   Interest on indebtedness to
      banks                                         23,991                                                   23,991
   Depreciation & amortization                   2,086,779                              110,736  (c)      2,197,515
   General and administrative                      634,501                                (d)               634,501
                                                ----------       ---------           ----------          ----------

                                                 8,906,868         266,484              110,736           9,284,088
                                                ----------       ---------           ----------          ----------

     Earnings before gain on sales
      of properties and
      extraordinary items                      $ 3,131,931      $  553,914          $  (312,177)        $ 3,373,668
                                                ==========       =========           ==========          ==========

 Per share earnings before gain on
   sales of properties and
   extraordinary items                         $      0.12                                              $      0.13
                                                ==========                                               ==========

 Average shares outstanding                     25,297,019                                               25,297,019
                                                ==========                                               ==========

                              IRT PROPERTY COMPANY
               NOTES TO PRO FORMA COMBINED STATEMENTS OF EARNINGS
                                  (Unaudited)



Adjustments assuming that the acquisition of the Centers occurred at the beginning of the period, with the acquisition funded through borrowings under the Company's revolving term loan and repayment of such borrowings upon completion of the Company's 1993 stock and debenture offerings:

(a) Decrease in interest income from short-term investments due to utilization of otherwise idle cash at interest rates of approximately 3.00% for the period of September 1, 1993 through December 31, 1993 and 3.20% for the first quarter of 1994.

(b) Increase in interest expense on bank indebtedness based on estimated borrowings for the period January 1, 1993 through August 31, 1993 of $25,000,000 at 4.438% partially offset by lower commitment fees.

(c) Increase in depreciation expense for two additional operating centers in 1993 and for the three-month period ended March 31, 1994.

(d) The operating expenses of rental properties for the Centers includes management fees of $99,511 for the year ended December 31, 1993 and $25,148 for the three-month period ended March 31, 1994. It is assumed that these fees would offset any increase in general and administrative expenses required by an increase in personnel and associated costs.

                              IRT Property Company
                  Estimated Pro Forma Earnings from Operations
                    and Funds from Operations of the Centers
                                  (Unaudited)


         The following presents the estimated pro forma earnings from operations and funds from operations of the Centers for the year ended December 31, 1993 based on the audited combined statement of revenues and certain continuing expenses and pro forma adjustments thereto. Earnings from operations is not taxable to the Registrant because it qualifies as a real estate investment trust under the Internal Revenue Code. Funds from operations is defined as net cash flows from operating activities before changes in accrued assets and liabilities. These estimated pro forma results do not purport to present expected results of operations for these properties in the future and were prepared on the basis described in the notes to the pro forma financial statements which should be read in conjunction herewith.


Estimate of Pro Forma Earnings from Operations:
- - ----------------------------------------------

         Operations of the Centers                                  $2,192,825

         Pro forma depreciation                                       (442,944)
                                                                     ---------

                 Estimated pro forma earnings
                   from operations of the Centers                   $1,749,881
                                                                     =========



Estimate of Pro Forma Funds from Operations:
- - -------------------------------------------

         Estimated pro forma earnings
           from operations of the Centers                           $1,749,881

         Add - Depreciation                                            442,944
                                                                     ---------

                 Estimated pro forma funds from
                   operations of the Centers                        $2,192,825
                                                                     =========